EXHIBIT 10.1.39

FIRST AMENDMENT TO AMENDED AND RESTATED SUBORDINATED LOAN AND
SECURITY AGREEMENT

     THIS FIRST AMENDMENT TO SUBORDINATED LOAN AND SECURITY AGREEMENT (“First Amendment”), dated as of November 12, 2004, by and among (1)(a) COURTNEY SMITH, PETER JOKIEL, WILLIAM LODER and GARY FERGUSON, each an individual (each a “Subordinated Lender” and, together, the “Subordinated Lenders”); and (2) SPECIALTY UNDERWRITERS’ ALLIANCE, INC, a Delaware corporation, as the borrower (the “Borrower”); and (3)(a) FRIEDMAN, BILLINGS, RAMSEY GROUP, INC., a Virginia corporation, as a senior lender (“FBR”), and (b) STANDARD AMERICAN INSURANCE LIMITED, a Bermuda company, as a senior lender (“SAIL,” and together with FBR, the “Senior Lenders”), recites and provides as follows:

     WHEREAS, the Subordinated Lenders, the Borrower and the Senior Lenders are parties to an Amended and Restated Subordinated Loan and Security Agreement, dated as of July 23, 2004 (the “Original Agreement”);

     WHEREAS, the closing date for the Borrower’s Qualified Equity Offering is imminent, and in order to facilitate the closing of such Qualified Equity Offering, which is to the benefit of all parties to the Original Agreement, the Borrower has requested the Subordinated Lenders to extend the Maturity Date to December 15, 2004 and to relinquish their Warrants;

     WHEREAS, the Subordinated Lenders and the Senior Lenders have agreed to these proposed modifications, on the terms and subject to the conditions set forth herein, which include certain amendments to the terms of the Original Agreement.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and promises made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows:

AGREEMENT:

     1. Capitalized Terms. Capitalized terms used herein but not defined herein shall have the respective meanings set forth in the Original Agreement.

     2. Relinquishment of Warrants. Upon completion of an initial public offering of equity securities by the Borrower pursuant to an effective registration statement under the Securities Act in which the proceeds to the Borrower are not less than $100,000,000 before deduction of underwriting commissions and other offering expenses, the Warrants issued to each Senior Lender shall automatically and without the need for any further action be null and void.

     3. Extension of Maturity Date. Clause (i) in the definition of “Maturity Date” is deleted and is restated to read “(i) December 15, 2004, as the same may be extended pursuant to the terms hereof.”

     4. Payment of FBR Note in Borrower Stock. The following is hereby added to the Loan Agreement as a new Section 2.05(c):

     (c) Option to Pay Obligations to FBR and SAIL in Common Stock. If the Maturity Date occurs on the closing date for a Qualified Equity Offering, then the Borrower shall pay all Obligations owed to each of FBR and SAIL by delivering to each of FBR and SAIL a number of shares of Common Stock equal to the number of shares that could be purchased in the Qualified Equity Offering (assuming no underwriter fees, placement agent fees or other similar fees are payable in connection with such offering) for the total dollar amount of the Obligations owing to each of FBR and SAIL as a Senior Lenders.

     5. Counterparts. This First Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed an original and all of which counterparts, taken together, shall constitute but one and the same instrument with the same force and effect as if the signatures of all of the parties were on a single counterpart.

     6. Entire Agreement; Governing Law. This First Amendment and the Original Agreement constitute the entire agreement of the parties with respect to the subject matter hereof. To the extent any representation, warranty, covenant or other agreement in the Original Agreement is inconsistent with any representation, warranty, covenant or other agreement contained in this First Amendment, the provisions of this First Amendment shall control. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE COMMONWEALTH OF VIRGINIA (WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES).

     7. Ratification of Original Agreement. Except with respect to the matters expressly contemplated hereby, the Original Agreement shall continue in full force and effect in accordance with the provisions thereof, as in existence on the date hereof.

     8. No Waiver. This First Amendment does not constitute a waiver of any Default or Event of Default that currently exists or that may arise in the future (other than nonpayment of the Subordinated Notes and all related Obligations on October 31, 2004, the Maturity Date prior to the extension thereof pursuant to this First Amendment), nor is it a waiver by any Subordinated Lender of any right or remedy it has resulting from any Default or Event of Default that currently exists or that may arise in the future. This First Amendment also does not constitute an agreement by any Subordinated Lender to consent to a breach of, or to waive, any provision of the Original Agreement, this First Amendment or any other Significant Document in the future.

     9. Costs and Expenses. All costs and expenses incurred by the Subordinated Lenders in connection with the negotiation, execution and enforcement of this First Amendment (including, without limitation, reasonable legal fees and expenses incurred by the Subordinated Lenders) shall be borne and paid by the Borrower, and each such item shall be paid by the Borrower promptly upon presentation to the Borrower of an invoice therefor.

     10. Release of Claims. The Borrower and all of its successors and assigns, each hereby forever releases, discharges and acquits the Subordinated Lenders and all of the Subordinated Lenders’ respective parents, subsidiaries, affiliates and shareholders, and all of the Subordinated Lenders’ and such other entities’ respective affiliates, directors, officers, employees, agents, subsidiaries and shareholders, and their respective successors, heirs and assigns, and each of them, from and of any and all claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty and any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of action, debts, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and expenses, of every type, kind, nature, description or character, and irrespective of how, why, or by reason of what facts, whether heretofore or now existing or arising, or which could, might or may be claimed now to exist or arise, of whatever kind or nature, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length and which in any way arise out of, or are connected with or relate to the Original Agreement, this First Amendment or any other Significant Document.

[Signatures Begin on Next Page]

     IN WITNESS WHEREOF, each of the Subordinated Lenders, the Borrower and each of the Senior Lenders has caused this First Amendment to Amended and Restated Subordinated Loan and Security Agreement to be executed by its duly authorized officer, as of the date first above

SPECIALTY UNDERWRITERS’ ALLIANCE, INC., Borrower

		By:	/s/ Courtney Smith

		Name:	Courtney Smith
		Title:	President

SUBORDINATED LENDERS:

/s/ Courtney Smith		/s/ William Loder

Courtney Smith		William Loder

/s/ Peter Jokiel		/s/ Gary Ferguson

Peter Jokiel		Gary Ferguson

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC., as Senior Lender

By:	/s/ Edward M. Wheeler

Name:	Edward M. Wheeler
Title:	Managing Director

STANDARD AMERICAN INSURANCE LIMITED, Senior Lender

By:	/s/ David Pickering

Name:	David Pickering
Title:	Director

[Signature Page to First Amendment to Amended and Restated Subordinated Loan and Security
Agreement]

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